UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 26, 2006
FIRST BANCORP.
(Exact Name of Registrant as Specified in its Charter)

001-14793
(Commission File Number)

Puerto Rico	66-0561882
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
1519 Ponce de Leon
San Juan, Puerto Rico 00908-0146
(Address of Principal Executive Offices) (Zip Code)
(787) 729 8200
(Registrant’s Telephone Number, including Area Code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On September 26, 2006, First BanCorp issued a press release announcing that it has filed its restated 2004 Annual Report on Form 10-K/A with the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 26, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2006	FIRST BANCORP
	By:	/s/ Fernando Scherrer
		Name:	Fernando Scherrer
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 26, 2006

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